SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   Form 8-K/A


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 March 20, 2000

                            Advanced Knowledge, Inc.
               (Exact name of issuer as specified in its charter)


                                   California
                 (State or other jurisdiction of incorporation)


       0-25247                                             95-4067606
(Commission File Number)                       (IRS Employer Identification No.)


              17337 Ventura Boulevard, Suite 224, Encino, CA 91316
               (Address of principal executive offices)   (Zip Code)


       Registrant's telephone number, including area code: (818) 878-0040

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial Statements of Business Acquired

              SOCCER MAGIC INC.
              CONSOLIDATED FINANCIAL STATEMENTS:
              (Expressed in Canadian Dollars)

               Auditors' Report                                                3
               Consolidated Statements of Loss and Deficit                     4
               Consolidated Balance Sheets                                     5
               Statements of Consolidated Cash Flows                           6
               Notes to the Consolidated Financial Statements               7-13

AUDITORS' REPORT

To the Shareholders of
Soccer Magic Inc.

We have audited the consolidated balance sheets of Soccer Magic Inc. as at October 31, 1999 and 1998 and the consolidated statements of loss and deficit and cash flows for the two years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the Company as at October 31, 1999 and 1998 and the results of its operations and its cash flows for the two years then ended in accordance with generally accepted accounting principles.

Generally accepted accounting principles in Canada differ in some respects from those applicable in the United States (see Note 11).

/s/ Grant Thornton LLP
Chartered Accountants

Markham, Canada
May 25, 2000

Comments by Auditor for U.S. Readers on Canada-U.S. Reporting Difference

In the United States, reporting standards for auditors require the addition of an explanatory paragraph (following the opinion paragraph) when the consolidated financial statements are affected by conditions and events that cast substantial doubt on the company's ability to continue as a going concern, such as those described in Note 2 to the consolidated financial statements. Our report to the shareholders dated May 25, 2000 is expressed in accordance with Canadian reporting standards which do not permit a reference to such events and conditions in the auditor's report when these are adequately disclosed in the consolidated financial statements.

/s/ Grant Thornton LLP
Chartered Accountants

Markham, Canada
May 25, 2000


SOCCER MAGIC INC.
CONSOLIDATED STATEMENTS OF LOSS AND DEFICIT
(Expressed in Canadian Dollars)
Year Ended October 31                                     1999             1998
--------------------------------------------------------------------------------
Revenue
  League play, tournaments and field
    rentals                                      $     478,288    $     183,948
  Golf                                                  25,215                -
                                                 -------------    -------------
                                                       503,503          183,948
                                                 -------------    -------------
Expenses
  Depreciation                                         289,644          231,946
  Insurance                                             30,270           17,796
  Interest and bank charges                              4,852            4,618
  Interest on long term debt                           173,331          144,095
  Maintenance and supplies                              58,558           53,899
  Management fees                                            -           51,500
  Marketing                                             79,496           92,372
  Office and occupancy costs                            57,732           98,246
  Professional fees                                     45,943          191,419
  Property tax                                         105,437           80,820
  Rent                                                  80,733           87,683
  Salaries and wages                                   289,448          272,712
  Travel                                                31,350           50,990
  Utilities                                             76,327           63,661
                                                 -------------    -------------
                                                     1,323,121        1,441,757

Net loss                                         $    (819,618)   $  (1,257,809)
                                                 =============    =============
--------------------------------------------------------------------------------

Deficit, beginning of year                       $  (1,465,223)   $    (207,414)

Net loss                                              (819,618)      (1,257,809)
                                                 -------------    -------------
Deficit, end of year                             $  (2,284,841)   $  (1,465,223)
                                                 =============    =============
--------------------------------------------------------------------------------



        See accompanying notes to the consolidated financial statements.


SOCCER MAGIC INC.
CONSOLIDATED BALANCE SHEETS
(Expressed in Canadian Dollars)
October 31                                                1999             1998
--------------------------------------------------------------------------------
ASSETS
Current
  Cash and cash equivalents                      $      48,604    $           -
  Receivables (Note 4)                                  69,906           66,359
  Prepaids                                              36,075           51,987
                                                 -------------    -------------
                                                       154,585          118,346
Capital assets (Note 5)                              2,292,702        2,486,983
                                                 -------------    -------------
                                                 $   2,447,287    $   2,605,329
                                                 =============    =============
--------------------------------------------------------------------------------
LIABILITIES
Current
  Bank indebtedness                              $           -    $       9,198
  Accounts payable                                     523,106          411,982
  Deferred revenue                                     241,265          158,158
  Current portion of long term debt (Note 7)           219,454          206,750
                                                 -------------    -------------
                                                       983,825          786,088
Long term debt (Note 7)                              1,144,347        1,356,179
Due to shareholders (Note 6)                         2,603,306        1,927,685
                                                 -------------    -------------
                                                     4,731,478        4,069,952
                                                 -------------    -------------
SHAREHOLDERS' DEFICIT
Capital stock (Note 8)                                     650              600
Deficit                                             (2,284,841)      (1,465,223)
                                                 -------------    -------------
                                                    (2,284,191)      (1,464,623)
                                                 -------------    -------------
                                                 $   2,447,287    $   2,605,329
                                                 =============    =============
--------------------------------------------------------------------------------
Commitments (Note 9)



        See accompanying notes to the consolidated financial statements.


SOCCER MAGIC INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Expressed in Canadian Dollars)
Year Ended October 31                                     1999             1998
--------------------------------------------------------------------------------
Cash and equivalents derived from (applied to)

  OPERATING
      Net loss                                   $    (819,618)   $  (1,257,809)
      Depreciation                                     289,644          231,946
                                                 -------------    -------------
                                                      (529,974)      (1,025,863)
      Change in non-cash operating working
        capital:
          Receivables                                   (3,547)         (18,869)
          Prepaids                                      15,912           (5,951)
          Payables and accruals                        111,124          197,221
          Deferred revenue                              83,107          140,484
                                                 -------------    -------------
                                                      (323,378)        (712,978)
                                                 -------------    -------------
  FINANCING
      Bank financing                                    (9,198)           9,198
      Advances from shareholders                       675,621        1,291,685
      Issuance of common shares                             50                -
      Long term debt                                  (199,128)           4,417
                                                 -------------    -------------
                                                       467,345        1,305,300
                                                 -------------    -------------
  INVESTING
      Purchase of capital assets                       (95,363)        (631,882)
                                                 -------------    -------------

Net increase in cash and cash equivalents               48,604          (39,560)

Cash and cash equivalents, beginning of year                 -           39,560
                                                 -------------    -------------

Cash and cash equivalents, end of year           $      48,604    $           -
                                                 =============    =============
--------------------------------------------------------------------------------



        See accompanying notes to the consolidated financial statements.

SOCCER MAGIC INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in Canadian Dollars)
October 31, 1999
--------------------------------------------------------------------------------
1.     NATURE OF BUSINESS

Soccer Magic Inc. was incorporated under the laws of the Province of Ontario on January 29, 1997. The company designs, constructs, owns and operates modern multi-recreational and family orientated facilities with soccer as its primary purpose. These facilities also serve a variety of other field sports such as touch-football, rugby, lacrosse, field hockey and golf. The company currently operates two such facilities through wholly owned subsidiaries in Kingston and London, Ontario.
--------------------------------------------------------------------------------
2.     ONGOING OPERATIONS

These consolidated financial statements have been prepared using generally accepted accounting principles applicable to a "going concern", which assumes that the Company will continue in operation for the foreseeable future and will be able to realize its assets and discharge its liabilities in the normal course of operations.

Several adverse conditions cast doubt on the validity of this assumption. The Company has incurred significant losses, has a working capital deficiency and a shareholders' deficit. The Company's continued existence is dependent upon obtaining additional capital, the continued financial support of its shareholders and the achievement of profitable operations. The outcome of these matters cannot be predicted at this time.

These consolidated financial statements do not reflect adjustments that would be necessary if the "going concern" assumption were not appropriate because management believes that the actions already taken or planned will mitigate the adverse conditions and events which raise doubts about the validity of the "going concern" assumption used in preparing these consolidated financial statements.

If the "going concern" assumption were not appropriate for these consolidated financial statements, then adjustments would be necessary in the carrying values of assets and liabilities, the reported expenses, and the balance sheet classifications used.
--------------------------------------------------------------------------------
3.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ACCOUNTING PRINCIPLES

The Company's  accounting and reporting  policies conform to generally  accepted
accounting   principles  and  industry  practice  in  Canada.  The  consolidated financial statements are prepared using Canadian dollars.

PRINCIPLES OF CONSOLIDATION

The consolidated financial statements include the accounts of all companies in which the Company has a controlling interest, after the elimination of inter-company transactions and balances.

SOCCER MAGIC INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in Canadian Dollars)
October 31, 1999
--------------------------------------------------------------------------------
3.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

CAPITAL ASSETS

Capital assets are stated at cost. Cost includes acquisition or construction costs, including direct financial costs incurred with respect to construction until the beginning of commercial production.

The cost less the estimated salvage value of capital assets is depreciated over the estimated lives of the assets using the following annual rates and bases:

       Site development costs                    Straight-line - 10 years
       Dome installation                         Straight-line - 10 years
       Dome structure                            Straight-line - 10 years
       Modular buildings                         Straight-line - 10 years
       Field Turf                                Straight-line - 10 years
       Boards, netting and equipment             Straight-line - 3 to 10 years

REVENUE RECOGNITION

The Company recognizes revenue when services are rendered.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include cash on hand and balances with banks, net of bank overdrafts, and highly liquid temporary money market instruments with original maturities of three months or less. Bank borrowings are considered to be financing activities.

USE OF ESTIMATES

In preparing the Company's financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities and the reported amounts of revenue and expenses. Significant areas requiring the use of management estimates include the useful lives of capital assets, the salvage values of capital assets, the evaluation of impairment for long term assets, the value of assets acquired and liabilities assumed in business combinations, the provision for income taxes and the determination of fair values for financial instruments. Actual results could differ from estimates.
--------------------------------------------------------------------------------

4.     RECEIVABLES                                        1999              1998
                                                       -------           -------
Trade receivables                                      $61,350           $62,955
Employee advances                                        8,556             3,404
                                                       -------           -------
                                                       $69,906           $66,359
                                                       =======           =======

SOCCER MAGIC INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in Canadian Dollars)
October 31, 1999
--------------------------------------------------------------------------------

5.     CAPITAL ASSETS                                      1999             1998
                                                     ----------       ----------
COST
   Site development costs                            $  334,709       $  293,336
   Dome installation                                    421,675          415,499
   Dome structure                                       885,700          885,700
   Modular buildings                                    472,716          465,048
   Field turf                                           322,254          304,731
   Boards, netting and equipment                        377,238          354,615
                                                     ----------       ----------
                                                      2,814,292        2,718,929
                                                     ----------       ----------
ACCUMULATED DEPRECIATION
   Site development costs                                50,200           21,919
   Dome installation                                     76,361           34,512
   Dome structure                                       162,940           74,370
   Modular buildings                                     85,211           38,323
   Field Turf                                            57,086           24,860
   Boards, netting and equipment                         89,792           37,962
                                                     ----------       ----------
                                                        521,590          231,946
                                                     ----------       ----------
NET BOOK VALUE
   Site development costs                               284,509          271,417
   Dome installation                                    345,314          380,987
   Dome structure                                       722,760          811,330
   Modular buildings                                    387,505          426,725
   Field turf                                           265,168          279,871
   Boards, netting and equipment                        287,446          316,653
                                                     ----------       ----------
                                                     $2,292,702       $2,486,983
                                                     ==========       ==========


Included in the capital assets above are assets under capital lease with a total net book value of $ 1,150,504 (1998 - $1,283,269).

--------------------------------------------------------------------------------
6.     DUE TO SHAREHOLDERS

The advances from shareholders are non-interest bearing, have no set terms of repayment and are unsecured.

SOCCER MAGIC INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in Canadian Dollars)
October 31, 1999
--------------------------------------------------------------------------------

7.     LONG TERM DEBT                                        1999           1998
                                                       ----------     ----------
Equipment  leases,  repayable in blended
monthly  installments  of principal and
interest at 13.25%  totalling $11,900,
secured by a direct  charge on specific
equipment, maturing December 2007 and
January 2008                                           $  710,969     $  752,225

Equipment  leases,  repayable in blended
monthly  installments  of principal and
interest  at 8.86%  totalling $7,486,
secured by a direct  charge on  specific
equipment, maturing December 2002 and
January 2003                                              254,963        314,819

Equipment  leases,  repayable in blended
monthly  installments  of principal and
interest  at 14.5%  totalling $570,
secured  by a direct  charge  on  specific
equipment, maturing January and February
2008                                                       34,380         36,396

Bank loans,  repayable in monthly
installments of principal totalling $8,000
plus interest at prime plus 2.25%, secured
by a general security agreement covering
all assets, maturing July and August 2003                 363,489        459,489
                                                       ----------     ----------
                                                        1,363,801      1,562,929
Current portion                                           219,454        206,750
                                                       ----------     ----------
                                                       $1,144,347     $1,356,179
                                                       ==========     ==========

Principal repayments due in each of the next five years and in aggregate are as follows:

       2000                                            $  219,454
       2001                                               233,371
       2002                                               249,161
       2003                                               172,947
       2004                                                90,362
       Subsequently                                       398,506
                                                       ----------
                                                       $1,363,801
                                                       ==========

SOCCER MAGIC INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in Canadian Dollars)
October 31, 1999
--------------------------------------------------------------------------------

8.     CAPITAL STOCK                                              1999      1998
                                                                  ----      ----
Authorized:
       Unlimited Common shares with no par value

Issued:
       11,870,270 Common shares (1998 - 10,980,000)               $650      $600
                                                                  ====      ====


The following capital stock transactions occurred during the 1999 fiscal year:

(a)    In January 1998, a stock split of 18,300:1 was declared.

(b)    In October 1999, 890,270 common shares were issued for a total of $50.

--------------------------------------------------------------------------------

9.     COMMITMENTS

The company has entered into agreements to lease the land used by its wholly owned subsidiaries. Rent payable for each of the next five years is as follows:

       2000                                                      $   81,250
       2001                                                          83,593
       2002                                                          87,993
       2003                                                          90,032
       2004                                                          90,032
       Subsequently                                                 230,670
                                                                 ----------
                                                                 $  663,570
                                                                 ==========

--------------------------------------------------------------------------------
10.    FINANCIAL INSTRUMENTS

CREDIT RISK

Concentrations of credit risk with respect to receivables are limited due to the large number of customers.

INTEREST RISK

The company is exposed to interest rate risk because the interest on its bank loans is based on the lender prime, which may vary from time to time.

SOCCER MAGIC INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in Canadian Dollars)
October 31, 1999
--------------------------------------------------------------------------------
10.    FINANCIAL INSTRUMENTS (CONTINUED)

Fair value of financial instruments

The Company's estimate of the fair value of cash, receivables, payables, bank indebtedness, accruals and long term debt approximates the carrying value.
--------------------------------------------------------------------------------
11. RECONCILIATION TO ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA

In certain respects, Canadian generally accepted accounting principles ("Canadian GAAP") differ from United States generally accepted accounting principles ("U.S. GAAP"). It has been determined that for the company, Canadian GAAP is essentially the same as U.S. GAAP in all material respects.
--------------------------------------------------------------------------------
12.    SUBSEQUENT EVENT

On March 20, 2000, Advanced Knowledge Inc., a non-operating U.S. public company acquired 100% of the outstanding common stock of Soccer Magic Inc. from various shareholders (the acquisition). The acquisition resulted in the owners and management of Soccer Magic Inc. having effective control of the combined entity.
--------------------------------------------------------------------------------
13.    RELATED PARTY TRANSACTIONS

Included in professional fees are amounts paid to a director for consulting fees totalling $4,000 (1998 - $20,000).
--------------------------------------------------------------------------------

14.    INCOME TAXES

The reconciliation of the statutory federal rate to the Company's effective income tax rate is as follows:

                                                          1999             1998
                                                     ---------        ---------
Statutory tax benefit                                $(368,800)       $(566,000)
Non-deductible expense                                     300              800
Other                                                      200              900
Increase in valuation allowance                        368,300          564,300
                                                     ---------        ---------
                                                     $       -        $       -
                                                     =========        =========

SOCCER MAGIC INC.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in Canadian Dollars)
October 31, 1999
--------------------------------------------------------------------------------
14.    INCOME TAXES (CONTINUED)

Under SFAS No. 109, Accounting for Income Taxes, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates.

The tax effect of temporary differences that give rise to deferred income taxes is as follows:

                                                          1999             1998
                                                   -----------      -----------
  Deferred tax assets
    Net operating loss carryforwards               $   789,500      $   551,600
    Capital assets                                     234,700          104,300
    Valuation allowance                             (1,024,200)        (655,900)
                                                   -----------      -----------
                                                   $         -      $         -
                                                   ===========      ===========

At October 31, 1999, the company had approximately $ 1,754,400 of net operating loss carryforwards which expire as follow:

       2004                                        $   203,600
       2005                                        $ 1,022,300
       2006                                        $   528,500

--------------------------------------------------------------------------------
15.    INDUSTRY SEGMENT AND FOREIGN SALES INFORMATION

Management has determined that it operates in one industry segment.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ADVANCED KNOWLEDGE, INC.
                                         (Registrant)



                                      By: /S/ MYRON GRUNBERG
                                         --------------------------------------
                                              Myron Grunberg
                                              President

Dated:  June 5, 2000